SSgA Funds

SUPPLEMENT DATED JULY 7, 2014

TO

PROSPECTUS

DATED DECEMBER 18, 2013

AS SUPPLEMENTED JUNE 24, 2014

AND THE

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2013

AS AMENDED AND RESTATED JUNE 24, 2014

SSgA INTERNATIONAL STOCK SELECTION FUND (TICKER SYMBOL: SSAIX)	SSgA HIGH YIELD BOND FUND (TICKER SYMBOL: SSHYX)	SSgA DYNAMIC SMALL CAP FUND (TICKER SYMBOL: SVSCX)

SSgA CLARION REAL ESTATE FUND (TICKER SYMBOL: SSREX)	SSgA ENHANCED SMALL CAP FUND (TICKER SYMBOL: SESPX)	SSgA EMERGING MARKETS FUND (TICKER SYMBOL: SSEMX)

Effective August 7, 2014, Class N shares of the SSgA Clarion Real Estate Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund, SSgA Dynamic Small Cap Fund, SSgA Enhanced Small Cap Fund and SSgA High Yield Bond Fund (each a “Fund” and, collectively, the “Funds”) are closed to purchases (including exchanges from other SSgA Funds) by new investors. The closing does not affect the availability of other share classes of the Funds.

Existing account holders of Class N shares of the Funds may continue to contribute to their accounts. With respect to Fund holdings through financial intermediary omnibus account arrangements, the following will apply:

•	Employee Benefit Plans (i.e., 401(k), 403(b) plans): If a Fund was an investment option prior to the closing date, such plan participants may invest in Class N shares of the Fund at any time.

•	Plan record keepers will not be allowed to direct new plans to invest in Class N shares of the Funds.

•	Plan participants invested in Class N shares of the Funds through their employer’s plan who receive a distribution from such plan may open an IRA rollover account in Class N shares of the Funds; but no other type of account involving Class N shares of the Funds.

•	Brokerage Accounts: Broker-dealers that have existing selling and/or service agreements with the Funds’ Distributor with respect to Class N shares may allow accounts invested in Class N shares of the Funds to continue to contribute to their accounts.

•	No new broker-dealers will be allowed to enter into selling and/or service agreements for Class N shares of the Funds with the Distributor.

•	Clearing service providers have been notified that they may allow broker-dealer correspondents with existing positions in Class N shares of the Funds to continue to invest in Class N shares of the Funds (via such clearing firm); however no new broker-dealer correspondents may invest in Class N shares of the Funds.

•	Registered Investment Advisor (“RIAs”) Accounts / Platform Arrangements: RIAs that have positions in Class N shares of the Funds on behalf of clients may continue to contribute to the Class N share accounts of such clients.

•	No new RIAs will be allowed to open accounts through a platform arrangement.

•	Charitable Foundations / Endowments: Charitable foundations, endowments and other tax exempt institutions that have accounts in Class N shares of the Funds may continue to contribute to such accounts.

•	Financial Intermediary Omnibus Account Arrangements: Financial intermediaries responsible for omnibus account arrangements may continue to open new accounts in Class N shares of the Funds.

Officers, directors or trustees and employees, and their immediate family members may open new accounts in Class N shares of the Funds.

Capitalized terms not otherwise defined in this supplement have the meanings set forth in the Funds’ Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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